                                                                   EXHIBIT 99.1
                               GLOBAL MARINE INC.

                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                             7 1/8% NOTES DUE 2007
                           IN EXCHANGE FOR REGISTERED
                             7 1/8% NOTES DUE 2007

--------------------------------------------------------------------------------

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           ON MARCH 11, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE")
           OLD NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN
              AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                             ON THE EXPIRATION DATE

--------------------------------------------------------------------------------

                         DELIVER TO THE EXCHANGE AGENT:

                            WILMINGTON TRUST COMPANY


             By Mail:                  By Facsimile Transmission:           By Hand/Overnight Delivery:
       Rodney Square North          (for Eligible Institutions Only)           Rodney Square North
     1100 North Market Street                (302) 651-1079                   1100 North Market Street
   Wilmington, Delaware  19890            Confirm by telephone:             Wilmington, Delaware  19890
 ATTN: CORPORATE TRUST OPERATIONS            (302) 651-8869               ATTN: CORPORATE TRUST OPERATIONS

         Executed Letters of Transmittal may also be delivered by mail, overnight courier or hand delivery to: Wilmington Trust Company, Exchange Agent, c/o Harris Trust & Savings Bank, 88 Pine Street, Wall Street Plaza, 19th Floor, New York, New York 10005.
                              ___________________


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the Prospectus dated February 4, 1998 (the "Prospectus") of Global Marine Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 7 1/8% Notes Due 2007 (the "Exchange Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its outstanding 7 1/8% Notes Due 2007 (the "Old Notes"). Capitalized terms used but not defined herein have the respective meaning given to them in the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall make a public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         Registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid, from September 15, 1997. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter of Transmittal is to be completed by a Holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender of Old Notes is to be made by book-entry transfer to the account maintained by Wilmington Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Holders of Old Notes whose certificates for such Old Notes are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the security registrar's books or any other person who has obtained a properly completed assignment from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver the Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety (unless the Old Notes are to be tendered by book-entry transfer and an Agent's Message is delivered in lieu hereof).

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

-------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------------------------------------
     Name(s) and Address(es) of Registered                           Old Note(s) Tendered
         Holder(s) Exactly as Name(s)           -------------------------------------------------------------
            Appear(s) on Old Notes                                 Aggregate Principal         Principal
          (Please Fill In, If Blank)              Registered        Amount Represented           Amount
                                                    Number(s)*          by Note(s)               Tendered**
-------------------------------------------------------------------------------------------------------------

                                                -------------------------------------------------------------

                                                -------------------------------------------------------------
                                                Total
-------------------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

--------------------------------------------------------------------------------

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering
Institution:
            --------------------------------------------------------------------

DTC Account
Number:
       -------------------------------------------------------------------------

Transaction Code
Number:
       -------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s)
of Old Notes:
             -------------------------------------------------------------------

Date of Execution of Notice of
Guaranteed Delivery:
                    ------------------------------------------------------------

Window Ticket Number
(if available):
               -----------------------------------------------------------------

Name of Eligible Institution that
Guaranteed Delivery:
                    ------------------------------------------------------------

DTC Account Number (if delivered
by book-entry transfer):
                        --------------------------------------------------------

Transaction Code Number (if delivered
by book-entry transfer):
                        --------------------------------------------------------

Name of Tendering Institution (if
delivered by book-entry transfer):
                                  ----------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE (FOR USE BY ELIGIBLE INSTITUTIONS ONLY).

[ ] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:
     ---------------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered for exchange hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company. The undersigned hereby further represents that it is not an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

         The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Sherman & Sterling (available July 2, 1993) and similar no-action letters (the "Prior No-Action Letters"), that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in a distribution of such Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that is receiving the Exchange Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (i) they cannot rely on the position of the staff of the SEC enunciated in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Agreement (including certain indemnification rights and obligations). If the undersigned or the person receiving the Exchange Notes covered by this letter is an "affiliate" (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that neither the undersigned nor any such other person may rely on the position of the staff of the SEC enunciated in the Prior No-Action Letters, and that such Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         The undersigned acknowledges that the Company's acceptance of properly tendered Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s) (or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

----------------------------------------------------      ---------------------------------------------------
           SPECIAL ISSUANCE INSTRUCTIONS                            SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTION 6)                                      (SEE INSTRUCTION 6)
To be completed ONLY (i) if Old Notes in a               To be completed ONLY if Old Notes in a principal
principal amount not tendered, or Exchange Notes         amount not tendered, or Exchange Notes issued, in
issued in exchange for Old Notes accepted for            exchange for Old Notes accepted for exchange, are
exchange, are to be issued in the name of someone        to be mailed or delivered to someone other than the
other than the undersigned, or (ii) if Old Notes         undersigned, or to the undersigned at an address
tendered by book-entry transfer which are not            other than that shown below the undersigned's
exchanged are to be returned by credit to an             signature.
account maintained at the Book-Entry Transfer
Facility other than the DTC Account Number set
forth above.  Issue Exchange Notes and/or Old            Mail or deliver Exchange Notes and/or Old Notes to:
Notes to:

Name:                                                    Name:
     ----------------------------------------------           ----------------------------------------------
Address:                                                 Address:
        -------------------------------------------              -------------------------------------------

---------------------------------------------------      ---------------------------------------------------
                 (include Zip Code)                                      (include Zip Code)

---------------------------------------------------      ---------------------------------------------------
(Tax Identification or Social Security Number)             (Tax Identification or Social Security Number)

               (Please Type or Print)                                  (Please Type or Print)
----------------------------------------------------      ---------------------------------------------------

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

--------------------------------------------------------------------------------

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
               (Complete Accompanying Substitute Form W-9 Below)

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
               (Signature(s) of Registered Holders of Old Notes)

            Dated                                               , 1998
                 -----------------------------------------------

(The above lines must be signed by the registered holder(s) of Old Notes as your name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)
Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                  ------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:
                     -----------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                    (Title)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

        Dated:                                                  , 1998
              --------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES OR AGENT'S MESSAGE AND BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be completed by Holders of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m. New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

         All questions as to the validity, form, eligibility (including time of receipt) or acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes.
The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges Medallion Program (an "Eligible Institution");
(ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the

Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the registration number(s) of such Old Notes and the total principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter of Transmittal, are deposited with the Exchange Agent by the Eligible Institution within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

         See "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

         3. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name or obtain a properly completed bond power from the registered holder.

         4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes Tendered" above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and Exchange Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the Holder(s) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (and any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes, and such signature(s) on such certificates or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         NO SIGNATURE GUARANTEE IS REQUIRED IF (I) THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) IS SIGNED BY THE REGISTERED HOLDER(S) OF THE OLD NOTES TENDERED HEREIN (OR BY A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF THE TENDERED OLD NOTES) AND THE EXCHANGE NOTES ARE TO BE ISSUED DIRECTLY TO SUCH REGISTERED HOLDER(S) (OR, IF SIGNED BY A PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY, DEPOSITED TO SUCH PARTICIPANT'S ACCOUNT AT SUCH BOOK-ENTRY TRANSFER FACILITY) AND NEITHER THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" NOR THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" HAS BEEN COMPLETED, OR (II) SUCH OLD NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION. IN ALL OTHER CASES, ALL SIGNATURES ON THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent (or deposited), if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

         7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder of any Old Notes or Exchange Notes must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual is his or her social security number. If the Company is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by Internal Revenue Service and backup withholding of 31% on interest payments on the Exchange Notes.

         To prevent backup withholding, each tendering holder and each prospective holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

         Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

         If such holder does not have a TIN, such holder should consult the instructions on Form W-9 concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities in tenders as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed Old Notes have been followed.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust Company or other nominee for assistance concerning the Exchange Offer.

         14. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

-----------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX       ------------------------------
               FORM W-9                 AT RIGHT AND CERTIFY BY SIGNING AND DATING               SOCIAL SECURITY NUMBER
                                        BELOW                                           OR
                                                                                           ------------------------------
                                                                                            EMPLOYER IDENTIFICATION NUMBER

-----------------------------------------------------------------------------------------------------------------------------
                                        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF   PART 3 --
                                        PERJURY, I CERTIFY THAT:

                                        (1)     THE NUMBER SHOWN ON THIS FORM IS MY     AWAITING TIN   [ ]
                                                CORRECT TAXPAYER IDENTIFICATION
                                                NUMBER (OR I HAVE CHECKED THE BOX IN
                                                PART 3 AND EXECUTED THE CERTIFICATE
                                                OF AWAITING TAXPAYER IDENTIFICATION
                                                NUMBER BELOW) AND

                                        (2)     I AM NOT SUBJECT TO BACK WITHHOLDING    PLEASE COMPLETE THE CERTIFICATE OF
-------------------------------------           EITHER BECAUSE I HAVE NOT BEEN          AWAITING TAXPAYER IDENTIFICATION
NAME                                            NOTIFIED BY THE INTERNAL REVENUE        NUMBER BELOW.
                                                SERVICE ("IRS") THAT I AM SUBJECT TO
-------------------------------------           BACKUP WITHHOLDING AS A RESULT OF
ADDRESS (NUMBER AND STREET)                     FAILURE TO REPORT ALL INTEREST OR
                                                DIVIDENDS, OR THE IRS HAS NOTIFIED ME
-------------------------------------           THAT I AM NO LONGER SUBJECT TO BACKUP
CITY, STATE AND ZIP CODE                        WITHHOLDING.

                                        -------------------------------------------------------------------------------------
      DEPARTMENT OF THE TREASURY
       INTERNAL REVENUE SERVICE

     PAYOR'S REQUEST FOR TAXPAYER       CERTIFICATE INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE
     IDENTIFICATION NUMBER (TIN)        BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
                                        UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.  HOWEVER, IF AFTER BEING
                                        NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVED ANOTHER
                                        NOTIFICATION FROM THE IRS STATING THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                        WITHHOLDING, DO NOT CROSS OUT ITEM (2).

                                        SIGNATURE                                  DATE                         , 1998
                                                 ---------------------------------     -------------------------
-----------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                                                       , 1998
 ------------------------------                     -------------------
          SIGNATURE                                        DATE